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                  AMR Class            Institutional Class
              PlanAhead Class             Service Class


  Supplement Dated November 5, 2008 to the Statement of Additional Information
       dated March 1, 2008, as Supplemented on May 2, 2008, May 23, 2008,
                  September 16, 2008 and September 19, 2008
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Metropolitan West Capital Management, LLC, a sub-advisor to the Large Cap
Value and Small Cap Value Funds, is majority owned by Evergreen Investment Company, Inc., which is wholly owned by Wachovia Corporation. Wachovia has agreed to be acquired by Wells Fargo & Company. As a result, the following changes are hereby made to the Statement of Additional Information, as supplemented.

Under the section titled "Investment Advisory Agreements," the following replaces the disclosure regarding MetWest Capital in the table listing sub-advisor control persons.


Sub-Advisor              Controlling Person/Entity               Basis of Control               Nature of Controlling
                                                                                              Person/Entity's Business
-------------            -------------------------               ----------------             ------------------------

Metropolitan West        Evergreen Investment Company, Inc.      Majority Owner               Financial Services
Capital Management,      Principals of Metropolitan West         Minority Owners              Financial Services
LLC**                    Capital Management, LLC


** The Board approved the termination of the Investment Advisory Agreement ("Previous Agreement") and the execution of an interim Investment Advisory Agreement ("Interim Agreement") between Metropolitan West Capital Management, LLC ("MetWest Capital") and the Manager effective October 20, 2008. The Interim Agreement will remain in effect no longer than 150 days, as required by Rule 15a-4 under the 1940 Act, or, if earlier, until a new investment advisory agreement is approved and effective. The termination of the Previous Agreement and execution of the Interim Agreement was precipitated by the announcement that Wachovia Corporation, the parent company of MetWest Capital's majority owner, had agreed to be acquired in a whole company transaction by Wells Fargo & Company that will include all of Wachovia's banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. If Wells Fargo was deemed to control MetWest Capital as a result of ownership of the preferred shares, then the Previous Agreement would have terminated automatically upon issuance of the preferred shares. To address this possibility, the Board terminated the Previous Agreement and approved the Interim Agreement to continue MetWest Capital's appointment as a sub-advisor to the Large Cap Value and Small Cap Value Funds.

The following replaces the second sentence of the first paragraph under MetWest Capital's disclosure in the sub-section titled "Compensation" under the section titled "Portfolio Managers."

   In addition, while Evergreen Investment Company, Inc., a wholly owned subsidiary of Wachovia Corporation, holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive payments based on the profitability of the firm.

The following replaces the second sentence of the second paragraph under MetWest Capital's disclosure in the sub-section titled "Compensation" under the section titled "Portfolio Managers."

   The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, MetWest Capital's parent's publicly traded parent company.

The High Yield Bond Fund has ceased lending securities. As a result, the following changes are hereby made to the Statement of Additional Information, as supplemented.

   The reference to Metropolitan West Securities, LLC ("MetWest") is hereby deleted from the fourth sentence in the sub-section titled "Third Party Service Providers" under the section titled "Disclosure of Portfolio Holdings."

   The seventh sentence is deleted in its entirety from the sub-section titled "Third Party Service Providers" under the section titled "Disclosure of Portfolio Holdings."